SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                      Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 1999

                                AIM GROUP, INC.
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            (Exact name of Registrant as specified in its charter)


            Delaware                   33-82468         13-3773537
    ----------------------------     ------------      --------------
    (State or other jurisdiction     (Commission       (IRS Employer
          of incorporation)          File Number)      Identification
                                                         Number)

        Jones Mills Industrial Park
        Highway 270, P.O. Box 208
        Jones Mills, AR                                      72105
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    (Address of principal executive offices)               (zip code)


Registrant's telephone number, including area code: (501) 844-2600

                                Not Applicable
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         (Former name or former address, if changed since last report)

Item 5.     OTHER EVENTS.

     On April 13, 1999, AIM Group, Inc. (the "Company") was advised by the Vancouver Stock Exchange (the "VSE") that the VSE approved the Company's request that its shares of common stock (the "Common Stock") be delisted from the VSE, effective at the close of business on April 23, 1999. The Common Stock had been listed on the VSE since April 1, 1995, under the trading symbol ("AIG.U"). The Company's request that the Common Stock be delisted from the VSE followed the inclusion on March 22, 1999 of the Common Stock for quotation under the trading symbol "AIGU" on the United States OTC Bulletin Board operated by the National Association of Securities Dealers, Inc.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   AIM GROUP, INC.
                                                    (Registrant)

Date: April 16, 1999                            /s/PAUL R. ARENA
                                                    ----------------
                                                    Paul R. Arena
                                                    Chairman of the Board, CEO
                                                      and President